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                                                                   EXHIBIT 23.1




                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS










As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Registration Statement File No. 333-34821.





/s/ Arthur Andersen LLP
Atlanta, Georgia
April 8, 1998